SECURITIES AND EXCHANGE COMMISSION

                 Washington, D. C.    20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



              Date of Report: November 14, 1995
              (Date of earliest event reported)


         MINNESOTA MINING AND MANUFACTURING COMPANY
   (Exact name of registrant as specified in its charter)



                       File No. 1-3285
                  (Commission File Number)


Delaware                            41-0417775
(State of incorporation)            (I.R.S. Employer
                                     Identification Number)




            3M Center                         55144-1000
      St. Paul, Minnesota                     (Zip Code)
(Address of principal executive offices)

Registrant's telephone, including area code: (612) 733-1110


Item 5.   Other Events.




Attached hereto as Exhibit 20 is the press release issued by the company on November 14, 1995, which is incorporated by reference herein.

Item 7.   Financial Statement and Exhibits.

     (c)  Exhibits.

          (20) Press Release of Minnesota Mining and
           Manufacturing Company dated November 14, 1995.



                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                           MINNESOTA MINING AND
                           MANUFACTURING COMPANY



                           By:   /s/ Janet L. Yeomans
                                 Janet L. Yeomans,
                                 Treasurer



Dated:   November 27, 1995